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                                                                   EXHIBIT 10.1

                              SIXTH AMENDMENT TO
                 FOURTH AMENDED AND RESTATED CREDIT AGREEMENT

     THIS SIXTH AMENDMENT TO FOURTH AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") dated as of the 12th day of June, 2000, by and among PLAINS
 ---------
RESOURCES INC., a Delaware corporation (the "Company"), FIRST UNION NATIONAL
                                             -------
BANK (assignee of ING (U.S.) Capital LLC, successor in interest to ING (U.S.) Capital Corporation), as Agent ("Agent"), and the Lenders named herein.
                                 -----

                             W I T N E S S E T H:

     WHEREAS, the Company, Agent and Lenders entered into that certain Fourth Amended and Restated Credit Agreement dated as of May 22, 1998, as amended by a First Amendment to Fourth Amended and Restated Credit Agreement dated November 17, 1998, a Second Amendment to Fourth Amended and Restated Credit Agreement dated March 15, 1999, a Third Amendment to Fourth Amended and Restated Credit Agreement dated June 21, 1999, a Fourth Amendment to Fourth Amended and Restated Credit Agreement dated September 15, 1999, a Fifth Amendment to Fourth Amended and Restated Credit Agreement dated December 1, 1999 and a Limited Waiver and Consent dated as of January 28, 2000 (as amended, the "Original Agreement") for
                                                       ------------------
the purposes and consideration therein expressed, pursuant to which Lenders became obligated to make and made loans to the Company as therein provided; and

     WHEREAS, the Company, Agent and Lenders desire to amend the Original Agreement for the purposes described herein;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Original Agreement, in consideration of the loans which may hereafter be made by Lenders to the Company, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto do hereby agree as follows:

                   ARTICLE I. -- Definitions and References
                                  --------------------------

     (S) 1.1.  Terms Defined in the Original Agreement.  Unless the context
               ---------------------------------------
otherwise requires or unless otherwise expressly defined herein, the terms defined in the Original Agreement shall have the same meanings whenever used in this Amendment.

     (S) 1.2.  Other Defined Terms.  Unless the context otherwise requires, the
               -------------------
following terms when used in this Amendment shall have the meanings assigned to them in this (S) 1.2.

               "Amendment" means this Sixth Amendment to Fourth Amended and
                ---------
      Restated Credit Agreement.

               "Amendment Documents" means this Amendment.
                -------------------

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          "Credit Agreement" means the Original Agreement as amended hereby.
           ----------------

                           ARTICLE II. -- Amendments
                                          ----------

     (S) 2.1.   Definitions.  The definitions of "Revolving Credit Termination
                -----------
Date" and "Tangible Net Worth" set forth in Section 1.01 of the Original Agreement are hereby amended in their entirety to read as follows:

               "Revolving Credit Termination Date" shall mean the earlier of (a)
                ---------------------------------
     July 1, 2002 and (b) the date on which the Commitment is reduced to zero or terminated pursuant to Section 2.03 hereof.

               "Tangible Net Worth" shall mean, as at any date, the sum for the
                ------------------
     Company and its Consolidated Subsidiaries (determined on a consolidated basis without duplication in accordance with GAAP), of the following:

                    (a) the amount of capital stock, plus
                                                     ----

                    (b) the amount of surplus and retained earnings (or in the case of a surplus or retained earnings deficit, minus the amount of
                                                          -----
          such deficit), minus
                         -----

                    (c) the sum of the following: cost of treasury shares and the book value of all assets which should be classified as intangibles (without duplication of deductions in respect of items already deducted in arriving at surplus and retained earnings) but in any event including goodwill, research and development costs, trademarks, trade names, copyrights, patents and franchises, unamortized debt discount and expense, all reserves and any write-up in the book value of assets resulting from a revaluation thereof subsequent to December 31, 1997.

     The effect of any increase or decrease in net worth in any period as a result of items of income or loss not reflected in the determination of net income but reflected in the determination of comprehensive income (to the extent provided under GAAP (x) as in effect on June 12, 2000 or (y) to become effective after such date under rules currently proposed as of such date that become effective on or before January 1, 2001) shall be excluded in determining Tangible Net Worth.

     The following definition of "PAAI Transfer" is hereby added to Section 1.01 of the Original Agreement immediately following the definition of "PAAI":

          "PAAI Transfer" shall mean the occurrence of any of the following:
           -------------

     (i) The Company, either directly or indirectly, shall cease to be the legal and beneficial owner of 100% of the outstanding capital stock of PAAI or 100% of the outstanding limited liability company interests of PAAI, LLC.

     (ii) PAAI shall cease to be the legal and beneficial owner of 75% or more of the general partner interests (including all securities which are convertible into

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               general partner interests) of the MLP, Plains Marketing LP or All
               American Pipeline LP.

      (iii) The Company or any of its Subsidiaries, PAAI or PAAI, LLC, or any successor (by conversion, merger or otherwise) of any of them, or any combination of the foregoing Persons, either directly or indirectly, shall cease to be the legal and beneficial owner of 75% or more in the aggregate of the number of limited partner units of the MLP owned, either directly or indirectly, by the Company or any of its Subsidiaries, PAAI, PAAI, LLC or each successor (by conversion, merger or otherwise) of each of them, or any combination of the foregoing Persons, in the aggregate as of June 12, 2000.

     (S) 2.2.  Borrowing Base Redeterminations.  The first sentence of
               -------------------------------
Section 2.08(b) of the Original Agreement is hereby amended in its entirety to read as follows:

               (b) Supermajority Lenders shall endeavor on each May 1 and October 1, commencing on October 1, 1998, and may at any time upon the occurrence of any event or change which in the reasonable judgment of such Supermajority Lenders would have a Material Adverse Effect or a material adverse change in the value or nature of the Oil and Gas Properties included in the Borrowing Base from the most recent redetermination pursuant to this Section 2.08 or upon the incurrence of additional Subordinated Indebtedness, of not less than $10,000,000, or upon a PAAI Transfer, redetermine the amount of the Borrowing Base in accordance with this Section 2.08.

     (S) 2.3.  Repayment of Term Loans.  Section 3.01(b) of the Original
               -----------------------
Agreement is hereby amended in its entirety to read as follows:

               (b) The Company will repay the principal of the Term Loans in twelve installments payable on each Quarterly Date beginning October 1, 2002, with the final installment being due and payable on or before July 1, 2005. Each such installment shall be equal to one-twelfth of the original principal amount of the Term Loans as of the Revolving Credit Termination Date. In any event all unpaid principal and interest shall be due and payable in full on the final maturity of July 1, 2005. As set forth in
     Section 2.07(c), all optional and mandatory prepayments made on the Term Loans shall be applied to the scheduled installments in inverse order of their maturity.

     (S) 2.4.  Investments.  Section 8.10(f) of the Original Agreement is
               -----------
hereby amended in its entirety to read as follows:

               (f) in addition to any capital contributions permitted in subsection (e) above, the following Investments in Unrestricted
     Subsidiaries: (i) capital contributions of up to $85,000,000 of the proceeds of any preferred or common stock of the Company issued after January 1, 1998; and (ii) any Investment represented by, or required to comply with the obligations undertaken under, the Stock Purchase Agreement described in Section 8.35(c).

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     (S) 2.5.  Dividend Payments.  Section 8.11 of the Original Agreement is
               -----------------
hereby amended by (i) deleting the term "and" at the end of clause (a) thereof,
(ii) deleting the period at the end of clause (b) thereof and substituting therefor ", and", and (iii) adding clause (c) at the end thereof, to read as follows:

               (c) one or more Dividend Payments in cash of up to $50,000,000, in the aggregate, to purchase, redeem, retire or otherwise acquire any shares of any one or more classes of stock of the Company, provided, (i) if
                                                                --------
     the affected class of stock requires that a notice be given or similar condition otherwise be met prior to its purchase, redemption, retirement or other acquisition, no Default existed on the date that any such notice was given or similar condition otherwise was met, or (ii) if the affected class of stock does not require that a notice be given or similar condition otherwise be met prior to its purchase, redemption, retirement or other acquisition, no Default has occurred and is then continuing.

     (S) 2.6.  Tangible Net Worth.  The reference to "$85,000,000" set forth
               ------------------
in clause (a) of Section 8.12 of the Original Agreement is hereby amended to refer instead to "$85,000,000 minus all Dividend Payments made pursuant to
Section 8.11(c)".

     (S) 2.7.  New Borrowing Base.  Pursuant to Section 2.08 of the Credit
               ------------------
Agreement, Agent hereby notifies the Company that Supermajority Lenders have redetermined the Borrowing Base as $225,000,000, effective for the period beginning on and including the date hereof and continuing until but not including the next date as of which the Borrowing Base is redetermined.

                  ARTICLE III. -- Conditions of Effectiveness
                                  ---------------------------

     (S) 3.1.  Effective Date.  This Amendment shall become effective as of
               --------------
the date first above written when and only when (i) Agent shall have received, at Agent's office, a counterpart of this Amendment executed and delivered by the Company and each Lender, and (ii) Agent shall have additionally received all of the following documents, each document (unless otherwise indicated) being dated the date of receipt thereof by Agent, duly authorized, executed and delivered, and in form and substance satisfactory to Agent:

               (A)  Officer's Certificate. A certificate of a duly authorized
                    ---------------------
     officer of the Company to the effect that all of the representations and warranties set forth in Article IV hereof are true and correct at and as of the date thereof.

               (B)  Supporting Documents. Such supporting documents as Agent may
                    --------------------
     reasonably request.

                 ARTICLE IV. -- Representations and Warranties
                                ------------------------------

     (S) 4.1.  Representations and Warranties of the Company.  In order to
               ---------------------------------------------
induce Agent and Lenders to enter into this Amendment, the Company represents and warrants to Agent and Lenders that:

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          (a)  The representations and warranties contained in Section 7 of the
     Original Agreement, are true and correct at and as of the time of the effectiveness hereof, except to the extent that such representation or warranty was made as of a specific date or updated, modified or supplemented as of a subsequent date with the consent of Majority Lenders, subject to (i) the amendment of certain of the Schedules to the Credit Agreement as attached hereto and (ii) in regard to the penultimate sentence of Section 7.02, the Unauthorized Trading Losses, as referred to in the Company's annual report on Form 10-K for the year ended December 31, 1999. No Default has occurred and is continuing.

          (b) The Company and the Subsidiaries are duly authorized to execute and deliver this Amendment and the other Amendment Documents to the extent a party thereto, and the Company is and will continue to be duly authorized to borrow and perform its obligations under the Credit Agreement. The Company and the Subsidiaries have duly taken all corporate action necessary to authorize the execution and delivery of this Amendment and the other Amendment Documents, to the extent a party thereto, and to authorize the performance of their respective obligations thereunder.

          (c) The execution and delivery by the Company and the Subsidiaries of this Amendment and the other Amendment Documents, to the extent a party thereto, the performance by the Company and the Subsidiaries of their respective obligations hereunder and thereunder, and the consummation of the transactions contemplated hereby and thereby, do not and will not conflict with any provision of law, statute, rule or regulation or of the certificate or articles of incorporation and bylaws of the Company or any Subsidiary, or of any material agreement, judgment, license, order or permit applicable to or binding upon the Company or any Subsidiary, or result in the creation of any lien, charge or encumbrance upon any assets or properties of the Company or any Subsidiary, except in favor of Agent for the benefit of Lenders. Except for those which have been duly obtained, no consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution and delivery by the Company or any Subsidiary of this Amendment or any other Amendment Document, to the extent a party thereto, or to consummate the transactions contemplated hereby and thereby.

          (d) When this Amendment and the other Amendment Documents have been duly executed and delivered, each of the Basic Documents, as amended by this Amendment and the other Amendment Documents, will be a legal and binding instrument and agreement of the Company and the Subsidiaries, to the extent a party thereto, enforceable in accordance with its terms, (subject, as to enforcement of remedies, to applicable bankruptcy, insolvency and similar laws applicable to creditors' rights generally and to general principles of equity).

                          ARTICLE V. -- Miscellaneous
                                        -------------

     (S) 5.1.  Ratification of Agreements.  The Original Agreement, as hereby
               --------------------------
amended, is hereby ratified and confirmed in all respects. The Basic Documents, as they may be amended or affected by this Amendment and/or the other Amendment Documents, are hereby ratified and confirmed in all respects. Any reference to the Credit Agreement in any Basic Document shall be deemed to refer to this Amendment also. The execution, delivery and effectiveness of this

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Amendment and the other Amendment Documents shall not, except as expressly provided herein or therein, operate as a waiver of any right, power or remedy of Agent or any Lender under the Credit Agreement or any other Basic Document nor constitute a waiver of any provision of the Credit Agreement or any other Basic Document.

     (S) 5.2.  Ratification of Security Documents.  The Company, Agent and
               ----------------------------------
Lenders each acknowledge and agree that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and is secured indebtedness under, and is secured by, each and every Security Document to which the Company is a party. The Company hereby re-pledges, re-grants and re-assigns a security interest in and lien on every asset of the Company described as collateral in any Security Document.

     (S) 5.3.  Survival of Agreements.  All representations, warranties,
               ----------------------
covenants and agreements of the Company herein and in the other Amendment Documents shall survive the execution and delivery of this Amendment and the other Amendment Documents and the performance hereof and thereof, including without limitation the making or granting of each Loan, and shall further survive until all of the Obligations are paid in full. All statements and agreements contained in any certificate or instrument delivered by the Company or any Subsidiary hereunder, under the other Amendment Documents or under the Credit Agreement to Agent or any Lender shall be deemed to constitute representations and warranties by, or agreements and covenants of, the Company under this Amendment and under the Credit Agreement.

     (S) 5.4.  Basic Documents.  This Amendment and each of the other
               ---------------
Amendment Documents is a Basic Document, and all provisions in the Credit Agreement pertaining to Basic Documents apply hereto and thereto.

     (S) 5.5.  GOVERNING LAW.  THIS AMENDMENT AND THE OTHER AMENDMENT
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DOCUMENTS SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE
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STATE OF NEW YORK AND ANY APPLICABLE LAWS OF THE UNITED STATES OF AMERICA IN ALL
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RESPECTS, INCLUDING CONSTRUCTION, VALIDITY AND PERFORMANCE.
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     (S) 5.6.  Counterparts.  This Amendment and each of the other Amendment
               ------------
Documents may be separately executed in counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to constitute one and the same Amendment or Amendment Document, as the case may be.

     IN WITNESS WHEREOF, this Amendment is executed as of the date first above written.

                              PLAINS RESOURCES INC.

                              By: /s/ Phil Kramer
                                 --------------------------------------------
                                 Phil Kramer, Executive Vice President

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                              FIRST UNION NATIONAL BANK,
                              as Agent, LC Issuer and a Lender

                              By: /s/ Robert R. Wetteroff
                                 -------------------------------------------
                                 Robert R. Wetteroff, Senior Vice President


                              FLEET NATIONAL BANK
                              (f/k/a BankBoston, N.A.), Lender

                              By: /s/ Terrence Ronan
                                 -------------------------------------------
                                 Terrence Ronan, Director


                              BANK OF AMERICA, N.A., Lender

                              By: /s/ Irene C. Rummel
                                 -------------------------------------------
                                 Name:  Irene C. Rummel
                                 Title: Vice President


                              WELLS FARGO BANK (TEXAS),
                              NATIONAL ASSOCIATION, Lender

                              By: /s/ John B. Lane
                                 -------------------------------------------
                                 Name:  John B. Lane
                                 Title: Vice President


                              CHASE BANK OF TEXAS, N.A., Lender

                              By:  /s/ Russell Johnson
                                 -------------------------------------------
                                 Name:  Russell Johnson
                                 Title: Vice President


                              COMERICA BANK-TEXAS, Lender

                              By: /s/ Martin W. Wilson
                                 -------------------------------------------
                                 Martin W. Wilson, Vice President

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                              MEESPIERSON CAPITAL CORP., Lender

                              By: /s/ Darrell W. Holley
                                 -------------------------------------------
                                 Name:  Darrell W. Holley
                                 Title: Managing Director

                              By: /s/ Richard Herrick
                                 -------------------------------------------
                                 Name:  Richard Herrick
                                 Title: Senior Vice President


                              BANK OF SCOTLAND, Lender

                              By: /s/ Annie Glynn
                                 -------------------------------------------
                                 Name:  Annie Glynn
                                 Title: Senior Vice President


                              U.S. BANK NATIONAL ASSOCIATION, Lender

                              By: /s/ Monte E.. Deckerd
                                 -------------------------------------------
                                 Name:  Monte E. Deckerd
                                 Title: Vice President


                              HIBERNIA NATIONAL BANK

                              By: /s/ David R. Reid
                                 -------------------------------------------
                                 Name:  David R. Reid
                                 Title: Senior Vice President


                              GENERAL ELECTRIC CAPITAL CORPORATION

                              By: /s/ Paul A. Jordan
                                 -------------------------------------------
                                 Name:  Paul A. Jordan
                                 Title: Portfolio Manager

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                             CONSENT AND AGREEMENT
                             ---------------------

     Each of the undersigned Subsidiary Guarantors hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby
(i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Amended and Restated Guaranty dated May 22, 1998 made by it for the benefit of Agent and Lenders, and
(iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Amended and Restated Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                      PLAINS RESOURCES INTERNATIONAL INC.
                      STOCKER RESOURCES, INC.
                      PLAINS ILLINOIS INC.


                      By: /s/ Phil Kramer
                          ----------------------------------------------
                          Phil Kramer, Executive Vice President


                      STOCKER RESOURCES, L.P.

                      By:  Stocker Resources, Inc.,
                           its General Partner


                           By: /s/ Phil Kramer
                               -----------------------------------------
                               Phil Kramer, Executive Vice President

                                       9
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     The undersigned Subsidiary Guarantor hereby consents to the provisions of this Amendment and the transactions contemplated herein and hereby (i) acknowledges and agrees that any and all indebtedness, liabilities or obligations arising under or in connection with the Notes are Obligations and are secured indebtedness under, and are secured by, each and every Security Document to which it is a party, (ii) re-pledges, re-grants and re-assigns a security interest in and lien on all of its assets described as collateral in any Security Document, (iii) ratifies and confirms its Guaranty dated July 1, 1999 made by it for the benefit of Agent and Lenders, and (iv) expressly acknowledges and agrees that such Subsidiary Guarantor guarantees all indebtedness, liabilities and obligations arising under or in connection with the Notes pursuant to the terms of such Guaranty, and agrees that its obligations and covenants thereunder are unimpaired hereby and shall remain in full force and effect.

                                 ARGUELLO INC.


                                 By: /s/ Tim Moore
                                    ------------------------------
                                     Name:  Tim Moore
                                     Title: Vice President

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